SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION:

DWS Floating Rate Fund

The “Class A Purchases” section of “PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is amended as follows:

Income fund: Floating Rate.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value **	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million and over	0.00***	0.00***	0.00****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DIDI.

Please Retain This Supplement for Future Reference

August 5, 2014
SAISTKR-170